Exhibit 99.1

Rightside Group Announces Board of Directors and Executive Team

“Regular-way” Trading of NAME Common Stock Begins Today on Nasdaq Global Select Market

KIRKLAND, Wash., August 4, 2014 — (GLOBENEWSWIRE) — Rightside Group, Ltd. (Nasdaq: NAME), a leading provider of domain name services that enable businesses and consumers to find, establish and maintain their online presence, today announced the members of its board of directors and executive management team following the completion of Rightside’s spin-off from Demand Media, Inc.® (NYSE: DMD) on August 1, 2014.  In conjunction with the completion of the spin-off, Rightside common stock begins “regular-way” trading under the symbol “NAME” at today’s opening of the Nasdaq Global Select Market.

“Today’s milestone is a tribute to our team’s vision, ingenuity and commitment to making Rightside a leader in advancing the way businesses and consumers define and present themselves online,” said Taryn Naidu, CEO of Rightside. “Success will come from driving new TLDs through each aspect of our business — with our Registrar, Registry and Aftermarket businesses each doing their part to innovate and deliver for our customers.”

David E. Panos, Chairman of the Board of Directors, commented, “Rightside is ideally positioned to be a leader in the revolution taking place in the previously limited and tradition-bound world of domain names.  As we move past the .com era into a ‘new Internet’ with a multitude of creative and memorable options, the domain name is now a strategic asset for branding and marketing. “

Rightside Board of Directors

Rightside’s board is composed of three independent members and two non-independent members. The board is structured with three standing board committees (an audit committee, a compensation committee, and a nominating and corporate governance committee) comprised solely of independent directors.

David E. Panos, Chairman

Mr. Panos has served in several senior roles with Demand Media since 2008, including Executive Vice President of Emerging Markets, Chief Strategy Officer and Chief Marketing Officer.  He has been an integral part of the Demand Media team responsible for the strategy for acquiring gTLD registry operator rights in ICANN’s New gTLD Program and for establishing and implementing business operations to support Rightside’s registry operations, both domestically and internationally.  Mr. Panos is an entrepreneur with 25 years of early stage software company and venture capital experience.  He holds an M.B.A. from the Harvard Business School and is a Phi Beta Kappa graduate of Furman University.

Taryn J. Naidu, Rightside Chief Executive Officer and Director

Mr. Naidu joined Demand Media in 2006 as an executive advisor to the eNom management team, before taking a full-time position to drive business and product development strategy and corporate growth.  Since becoming Executive Vice President of Domain Services for Demand Media in 2011, he has led the registry team establishing Rightside’s strategy for acquiring gTLD registry operator rights, building the technology platform, and establishing and implementing domestic and international business operations.  Prior to Demand Media, Taryn was the CEO of Pool.com, where he joined the domain marketplace company as an engineer and worked his way up to become president and ultimately, CEO. Taryn holds a computer science degree from the University of Regina in Canada.

Robert J. Majteles, Director

Mr. Majteles is the managing partner of Treehouse Capital LLC, an investment firm he launched in 2000. He serves as an active and involved board member for the companies in Treehouse’s portfolio. Prior to launching Treehouse Capital LLC, Mr. Majteles was the Chief Executive Officer of three technology companies, including one which was publicly traded. Mr. Majteles has also served as a board member of, and an investor in, many public and private technology companies. In addition, he has been an investment banker and a mergers and acquisitions attorney.

James R. Quandt, Director

Mr. Quandt currently serves as the Chairman of the Board of Directors of Demand Media.   Since 2005, Mr. Quandt has served as co-founder and Managing Partner at Thomas James Capital, Inc., a private equity firm that also provides financial advisory services. He has served on a number of public and private company boards, including Intermix Media, Inc., an Internet marketing company that owned MySpace, Inc., Blue Label Interactive, Inc., Digital Orchid Incorporated, The FRS Company, where he is currently Chairman of the board, and the Brain Corporation.  Mr. Quandt is a member of the Board of Trustees of Saint Mary’s College of California and currently serves as Chairman Emeriti, and is the President of the Pacific Club of Newport Beach, California.

Richard C. Spalding, Director

Since 2003, Mr. Spalding has been the Managing Director at Kearny Venture Partners, focusing on life science and drug sector investments. From 2000 to 2003, Mr. Spalding was a General Partner at ABS Ventures, investing in emerging companies in the healthcare sector. From 1997 to 1999, Mr. Spalding served as a Vice President and the Chief Financial Officer at Portal Software, a software company for online billing services, where Mr. Spalding’s responsibilities included working on corporate financing and legal and financial reporting. Prior to that, Mr. Spalding served as the Chief Financial Officer at Fusion Medical Technologies, a medical device company, and was responsible for all aspects of the company’s initial public offering.  Earlier, he was with Alex, Brown and Sons, an investment bank to emerging growth companies, which he joined after a 14-year tenure at Brobeck, Phleger & Harrison LLP, acting as general counsel for initial public offerings, mergers and acquisitions, and corporate governance matters.

Rightside Executive Team

Taryn Naidu, Chief Executive Officer

Tracy Knox, Chief Financial Officer

Tracy leads Rightside’s financial operations, including accounting and financial reporting, treasury, and investor relations. With nearly 20 years of experience in global finance, Tracy has worked in a variety of industries, including software development and ecommerce. Previously, she served as CFO for several innovative companies including A Place for Mom, UIEvolution, and Drugstore.com.

Wayne MacLaurin, Chief Technology Officer

Wayne is responsible for managing both the technology roadmap and day-to-day operations of Rightside’s technical systems. Prior to joining the Rightside team, Wayne served in various senior management positions within the domain name industry, including as CTO of Momentous, a Canadian domain name services company. Wayne also served as Executive Director for the DNS Operations, Analysis, and Research Center (DNS-OARC), an industry trade group.

Rick Danis, General Counsel

As Rightside’s General Counsel, Rick oversees all legal matters and initiatives across the organization. Prior to managing the legal components of Rightside’s transformation into an independent company, Rick was Demand Media’s SVP, Assistant General Counsel, and was responsible for managing all legal issues related to its domain name services businesses since 2009. Rick has held senior legal positions at Nokia, Yahoo, and Broadcast.com before its acquisition by Yahoo.

David Ryan, VP & GM, Registry Services

David leads Rightside’s registry business operations. Prior to joining Rightside, David opened and managed the international headquarters for what later became Rightside’s domain name services business in Dublin, Ireland. He has years of executive experience at start-ups and multi-national corporations, building and running high-availability, customer-facing, mission-critical services. His past roles include leading global customer support at Electronic Arts, one of the largest game developers in the world.

Steve Banfield, SVP & GM, Registrar Services

Steve leads Rightside’s Registrar Services group, which includes the company’s eNom and Name.com businesses.  A 20-year technology industry veteran, Steve has built and marketed digital products and services used by millions of consumers worldwide. Steve has previously been a startup CEO, consultant, and held senior leadership roles at Sony, Microsoft, and RealNetworks.

Matt Overman, VP & GM, Aftermarket and Premium Domains

Matt leads Rightside’s monetization and premium domain sales business. Matt previously served as General Manager of NameJet, establishing it as the premier auction marketplace in the domain name industry. He has also managed specialized sales efforts for five of the Web’s top 10 registrars. Prior to joining Rightside, Matt held positions at Hotkeys and McCann Erickson in Seattle.

Dwayne Walker, SVP, Business Development

Dwayne leads business development strategy across Rightside.  Before joining Rightside, he served in SVP and GM roles for DomainSponsor.com, TrafficMatch.com, and aftermarket domain sales for Oversee.net. Dwayne has also held executive management positions at Microsoft, Fidelity and other technology companies where his responsibilities included sales, marketing, business development, engineering, and product management.  Dwayne has also served on the boards of directors at Escrow.com, iClick.com, FreeShop.com and Micro General.

For a full list of Rightside’s executive staff, go to Rightside.co.

About Rightside

Rightside™ inspires and delivers new possibilities for consumers and businesses to define and present themselves online. The company, with its affiliates, is a leading provider of domain name services offering one of the industry’s most comprehensive platforms for the discovery, registration, development, and monetization of domain names. This includes 15 million names under management, the most widely used domain name reseller platform, more than 20,000 distribution partners, an award-winning retail registrar, the leading domain name auction service through its NameJet joint venture and an interest in more than 100 new Top Level Domain registry operator agreements or applications through Rightside affiliate, United TLD Holdco Limited, trading as Rightside Registry. Rightside is home to some of the most admired brands in the industry, including eNom, Name.com, and NameJet (in partnership with Web.com). Headquartered in Kirkland, WA, Rightside has offices in North America, Europe and Australia. For more information please visit www.rightside.co.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, including, among others, statements relating to the trading of the Company’s common stock and prospects for Rightside as an independent entity following the separation from Demand Media, Inc. Statements that are not purely historical are forward looking statements. Statements containing words such as may, believe, anticipate, expect, intend, plan, project, and estimate or similar expressions constitute forward-looking statements. Statements regarding Rightside’s future performance are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Forward-looking statements involve risks and uncertainties including, among others:  revenue and growth expectations for Rightside following its separation from Demand Media, Inc.; the ability of Rightside to operate as an independent entity following the separation; market conditions in general; Rightside’s ability to successfully pursue, acquire and operate new gTLD registries; the impact on Rightside’s registry business given its limited experience in providing back-end infrastructure services to new and existing registries; the impact of any delays or limitations in introducing new gTLDs; Rightside’s ability to successfully market and sell its gTLDs; and the difficulty in predicting and developing consumer demand for new gTLDs. More information about potential risk factors that could affect Rightside’s operating and financial results are contained in Rightside’s Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission on July 14, 2014.  All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Rightside does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future

Media Contacts

Creation

Kate Loomis, T 206-576-5508, M 360-708-0429

katelyn.loomis@creation.io

press@rightside.co

Investor Contacts

Financial Profiles

Kristen Papke, 206.623.2233

Lisa Mueller, 310.622.8231

rightside@finprofiles.com